LIMITED POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS, that the
undersigned hereby constitutes and appoints each of Bruce K. Murchison, Joan M. Payton and Timothy J. Neumann, signing singly, the undersigneds true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned,
 in the undersigneds capacity as an officer and/or director of Nuevo Energy Company (the Company), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

(2)	do and perform any and all acts for
 and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever
 in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this
 Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-facts discretion.

The undersigned hereby grants to each such
 attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or
revocation, hereby ratifying and confirming all that such
 attorney-in-fact, or such attorney-in-
facts substitute or substitutes, shall lawfully
 do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
 The undersigned acknowledges that the
foregoing attorneys-in-fact, in serving in such capacity
 at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigneds responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and
 effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigneds holdings of and transactions
in securities issued by the Company, unless
 earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused
 this Power of Attorney to be executed as of this 21st day of July, 2003.



/s/ Janet F. Clark
Signature

Janet F. Clark

Printed Name



STATE OF TEXAS

COUNTY OF HARRIS



      BEFORE ME, the undersigned Notary in and for the above
 County and State, appeared
Janet F. Clark, who acknowledged to me that she executed the foregoing instrument.

      GIVEN UNDER MY HAND AND SEAL THIS 21ST DAY OF JULY, 2003.





							/s/ Judy K. Rodgers
							Notary Public